ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Salary and welfare payable	$ 26,963	$ 26,011
Accrued expenses	16,190	14,842
Payables for purchase of property, plant and equipment	2,878	2,550
Payables for purchase of educational merchandise	3,141	2,436
Other tax payable	282	635
Consideration payable	5,719
Others	5,256	5,380
Total accrued expenses and other current liabilities	$ 60,429	$ 51,854